                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                     UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2009

BSN SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	52649	20-8408181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

620 Newport Center Drive, Suite 1100

Newport Beach, CA 92660

(Address of principal executive offices) (zip code)

(949) 612-0350

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This  Form 8-K and other reports filed by Registrant from time to time with the Securities  and Exchange Commission (collectively the "Filings") contain or may contain forward  looking statements and information that are based upon beliefs of, and information  currently available to, Registrant's management as well as estimates and assumptions  made  by  Registrant's management.  When used in the filings  the  words "anticipate", "believe",  "estimate",  "expect",  "future", "intend", "plan" or the negative of these terms and similar expressions as they relate  to Registrant  or  Registrant's  management  identify  forward  looking statements.   Such  statements  reflect  the  current  view  of Registrant with respect  to future events and are subject to risks, uncertainties,  assumptions and other  factors  relating  to Registrant's industry, Registrant's operations and  results  of  operations  and  any  businesses  that  may  be  acquired  by Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant  believes  that  the  expectations reflected in the forward looking statements are reasonable, Registrant  cannot guarantee future results, levels  of  activity,  performance  or achievements.   Except  as  required  by applicable law, including the securities  laws of the United States, Registrant does  not  intend to update any of the forward-looking  statements  to  conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 19, 2009, BSN Systems (the “Company”) entered into a Stock Purchase Agreement with Elecsys Corporation in which Elecsys will acquire MBBS, S.A. of Cortaillod, Switzerland ("MBSS") from the Company.  Upon further evaluation, the Company and MBBS decided that it is in the best interest of both parties to consider an asset sale of MBBS instead.

On June 30, 2009, MBBS, a majority owned subsidiary of the Company, completed an Asset Purchase Agreement with Elecsys International Corporation (the “Purchaser”) in which the Purchaser acquired substantially all of the assets of MBBS.  Upon closing, MBBS received 175,000 shares of the Purchaser's common stock and certain contingent payments over the next five years.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits.

Exhibit 10.1

Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BSN SYSTEMS, INC.
By: / s/ Gerald Bush
Gerald Bush
Chief Executive Officer and Director
Date: July 1, 2009

3